UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2004

                            SILVERADO FINANCIAL INC.
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             (Exact name of registrant as specified in its charter)

   Nevada                              0-28375                  86-0824125
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State or other jurisdiction          Commission                 IRS Employer
Of incorporation                     File Number           Identification Number


           5976 W. Las Positas Blvd., Suite 116, Pleasanton, CA 94588

               (Address of principal executive offices) (Zip Code)


Registrant's telephone number including area code:   (925) 227-1500
                                                   -----------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any f the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act
   (17 CFR 240.13e-4(c))


Section 1 - Registrant's Business and Operations

     ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 5, 2004 the Company announced that it had acquired all of the issued and outstanding shares of Lendingtech.com,Inc. (Lendingtech) from Michael Petrullo, its sole owner and shareholder, for $520,000 of debt. The Company had


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additionally issued 2,000,000  restricted common shares in favor of Mr. Petrullo and his associate to collateralize its debt obligation. The shares were held in escrow by the legal counsel of the Company by mutual agreement between the Company and Petrullo.

The Stock Purchase Agreement was subsequently modified July 20, 2004 to extend the closing date of the acquisition until the completion of an audit on Lendingtech by the Company's independent auditors; which audit is required by the Securities and Exchange Commission's rules and regulations.

On July 27, 2004 the Company, in good faith, paid Lendingtech's accountant $2,000 to provide the Company's independent auditors with a general ledger of Lendingtech's history in order for the Company's independent auditors to be able to determine the documentation to request from Lendingtech in order to perform the audit; however, the Company had no obligation to pay Lendingtech's accountant any monies for the general ledger.

On August 17, 2004, the Company provided Mr. Petrullo with a detailed written description of the items and documents needed by the Company's independent auditors to complete the audit on Lendingtech.

On September 10, 2004 and September 15, 2004, the Company notified Mr. Petrullo's attorney in writing that the Company would terminate its Stock Purchase Agreement with Lendingtech and Mr. Petrullo if Mr. Petrullo failed to provide the items and documents requested by the Company's independent auditors by October 10, 2004.

On October 19, 2004, the Company notified Mr. Petrullo that it had terminated the Stock Purchase Agreement because of Mr. Petrullo's failure to provide the items and documents needed by the Company's independent auditors in order for them to provide the Company with audited financial statements of Lendingtech. In addition, the Company instructed its escrow agent to return the 2,000,000 restricted common shares, that were escrowed for the anticipated acquisition, to the Company's treasury for cancellation.

EXHIBITS

10.1 Stock Purchase Agreement between Silverado Financial Inc. and Lendingtech.com, Inc. incorporated by reference to Form 8-K filed on May 20, 2004.
10.2 Modification of Stock Purchase Agreement between Silverado Financial Inc. and Lendingtech.com, Inc. incorporated by reference to Form 8-K filed on August 19, 2004.
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 20, 2004       SILVERADO FINANCIAL INC.

                                By  /s/ John Hartman
                                ---------------------------------------------
                                        John Hartman, Chief Executive Officer

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